EXHIBIT 23
                      CONSENT OF MCCARTER & ENGLISH, LLP




                                                         August 14, 2000




Ladies and Gentlemen:

     We consent to the incorporation by reference in this Quarterly Report on Form 10-Q of Owens-Illinois, Inc. for the quarter ended June 30, 2000, of the reference to our firm under the caption "Legal Proceedings."



                                          Very truly yours,



                                          /s/ McCarter & English, LLP
                                          ---------------------------
                                          McCarter & English, LLP